Consolidated Statements Of Comprehensive Income (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
NET INCOME (LOSS)	$ 47,218	$ 41,469	$ (5,238)
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX EFFECT OF NIL
Change in net foreign currency translation adjustments	1,947	(8,476)	16,816
Change in deferred pension gain (loss)	(337)	76	(68)
OTHER COMPREHENSIVE INCOME (LOSS)	1,610	(8,400)	16,748
TOTAL COMPREHENSIVE INCOME	$ 48,828	$ 33,069	$ 11,510